UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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FOOT LOCKER, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V67503-P29729 330 WEST 34TH STREET NEW YORK, NEW YORK 10001 FOOT LOCKER, INC. 2025 Annual Meeting Vote by May 20, 2025 11:59 PM ET You invested in FOOT LOCKER, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 21, 2025. Vote Virtually at the Meeting* May 21, 2025 9:00 A.M., local time Virtually at: www.virtualshareholdermeeting.com/FL2025 Get informed before you vote View the Notice and Proxy Statement and Annual Report with Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V67504-P29729 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Elect Nine Directors to the Board to Serve for One-Year Terms. Nominees: 1a. Mary N. Dillon For 1b. Virginia C. Drosos For 1c. Darlene Nicosia For 1d. Ulice Payne, Jr. For 1e. Sonia Syngal For 1f. Kimberly K. Underhill For 1g. John Venhuizen For 1h. Tristan Walker For 1i. Dona D. Young For 2. Vote, on an Advisory Basis, to Approve the Company’s Named Executive Officers’ Compensation. For 3. Approval of an Amendment to the 2007 Stock Incentive Plan, as Amended and Restated. For 4. Ratify the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for the 2025 Fiscal Year. For 5. Vote on a Shareholder Proposal Requesting that the Company Adopt a Goal for Reducing Its Enterprise-wide Greenhouse Gas Emissions in Line with the Paris Agreement. Against NOTE: Such other business as may properly come before the meeting or any adjournment thereof.